Exhibit 99.1

ServiceNow Reports Financial Results for Second Quarter 2015

SANTA CLARA, Calif.--(BUSINESS WIRE)--July 29, 2015--ServiceNow® (NYSE:NOW), the enterprise cloud company, today announced the financial results for its second quarter 2015.

Second Quarter 2015 Results:

  Revenues of $246.7 million, an increase of 48% year-over-year and 59% in constant currency.
  GAAP net loss of $61.9 million, or a loss of $0.40 per basic and diluted share, compared to a GAAP net loss of $50.4 million, or a loss of $0.35 per basic and diluted share, in the second quarter of 2014.
  Non-GAAP net income of $7.3 million, or income of $0.05 per basic share and $0.04 per diluted share, compared to a non-GAAP net loss of $9.4 million, or a loss of $0.07 per basic and diluted share, in the second quarter of 2014.
  Calculated billings were $281.4 million, increasing 50% year-over-year and 62% in constant currency.
  Added 21 net new Global 2000 customers, bringing the total to 566.
  For a reconciliation of these GAAP and non-GAAP financial measures, please see the table entitled "Results of Operations GAAP to Non-GAAP Reconciliation” included at the end of this release.

“We had a strong second quarter on the heels of our Knowledge15 conference, with significant growth in our emerging product areas,” said Frank Slootman, president and chief executive officer, ServiceNow. “We also saw a 68% year-over-year increase in the total number of customers with annualized contract values in excess of $1 million, demonstrating that customers continue to expand their use of ServiceNow.”

“Our Global 2000 customers continued to grow their ServiceNow footprint with a 34% year-over-year increase in average annualized contract value,” said Michael Scarpelli, chief financial officer, ServiceNow. “In addition, both our billings and free cash flow from the quarter exceeded our expectations.”

Financial Outlook:

The financial guidance discussed below is on a non-GAAP basis, except for revenues, and excludes stock-based compensation expense, amortization of purchased intangibles, and acquisition related expenses. Please see the tables included at the end of this release for a reconciliation of these non-GAAP financial measures to the related GAAP financial measures. Negative numbers are shown in parentheses. For the third quarter of 2015, we expect:

  Total revenues between $252 and $257 million, representing year-over-year growth between 41% and 44%, and between 49% and 52% in constant currency. Our total third quarter revenue estimate consists of subscription revenues between $216 and $220 million and professional services and other revenues between $36 and $37 million.
  Billings between $280 and $285 million, representing year-over-year growth between 35% and 37%, and between 42% and 45% in constant currency.
  Subscription gross margin of approximately 80%, professional services and other gross margin of approximately 14%, and overall gross margin of approximately 71%.
  Operating margin of approximately 8%.
  Free cash flow of approximately $35 million.

For the full year 2015, we expect:

  Total revenues to be in the range of $985 million to $1 billion, representing year-over-year growth between 44% and 47%, and between 52% and 55% in constant currency. Our total annual revenue estimate consists of subscription revenues between $830 and $840 million and professional services and other revenues between $155 and $160 million.
  Billings of approximately $1.2 billion, representing year-over-year growth of approximately 41%, and approximately 49% in constant currency.

Updates Since Our Last Earnings Release:

  We hosted our Knowledge15 conference with nearly 9,000 registrations from a variety of service domains across the enterprise. At the show we introduced CreatorCon, our inaugural ServiceNow developer conference with nearly 1,500 professional developers registered and we hosted CIO Decisions15, an exclusive, invitation-only summit for CIOs.
  We launched the CreateNow Developer Program, devoted to the recruitment, education and growth of customer and partner developers who are creating their own enterprise applications and integrations on the ServiceNow platform.
  We opened the ServiceNow Store to provide partners with an enterprise application marketplace to sell and market their cloud-native enterprise business applications developed on the ServiceNow platform.
  We released the results of a new report, “Today’s State of Work: The Productivity Drain,” revealing that managers in corporate environments spend nearly two days a week on unnecessary day-to-day administrative tasks that are not core to their jobs.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (21:00 GMT) on Wednesday, July 29, 2015. Interested parties may listen to the call by dialing 877.280.4953 (passcode: 66561394), or if outside North America, by dialing 857.244.7310 (passcode: 66561394). Individuals may access the live teleconference from the investor relations section of the ServiceNow website at http://investors.servicenow.com.

An audio replay of the conference call and webcast will be available three hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial 888.286.8010 (passcode: 86323623), or if outside North America, by dialing 617.801.6888 (passcode: 86323623).

Statement regarding use of non-GAAP financial measures

We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Our financial measures under GAAP include foreign currency impact, stock-based compensation expense, the amortization of debt discount and issuance costs related to the convertible senior notes, amortization of purchased intangibles and acquisition-related expenses, and the related income tax effect of these adjustments. We believe the presentation of operating results that exclude these items provides useful supplemental information to investors and facilitates the analysis of our core operating results and comparison of operating results across reporting periods. We also believe that this supplemental non-GAAP information is therefore useful to investors in analyzing and assessing our past and future operating performance.

Free cash flow, which is a non-GAAP financial measure, is calculated as GAAP net cash provided by operating activities reduced by purchases of property and equipment. We believe information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

Billings is calculated as revenue plus the change in total deferred revenue as presented on the statement of cash flows. We believe billings offers investors useful supplemental information regarding the performance of our business, and will help investors better understand the sales volumes and performance of our business.

We present constant currency information to provide a framework for assessing how our underlying business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars are converted into U.S. Dollars at the exchange rates in effect during the prior period presented, rather than the actual exchange rates in effect during the current period.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of forward-looking statements

This release contains “forward-looking statements” regarding our performance, including in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are: (i) errors, interruptions, delays, or security breaches in or of our service or web hosting, (ii) our ability to grow at our expected rate of growth, including our ability to convert deferred revenue and backlog into revenue, add and retain customers, sell additional subscriptions to existing customers and enter new geographies and markets, (iii) our ability to continue to release, and gain customer acceptance of, improved versions of our services, (iv) our ability to develop and gain customer acceptance of new products and services, including our platform, and (v) our ability to compete successfully against existing and new competitors.

Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2014 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the quarter ended June 30, 2015.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow is changing the way people work. With a service-orientation toward the activities, tasks and processes that make up day-to-day work life, we help the modern enterprise operate faster and be more scalable than ever before. Customers use our service model to define, structure and automate the flow of work, removing dependencies on email and spreadsheets to transform the delivery and management of services for the enterprise. ServiceNow enables service management for every department in the enterprise including IT, human resources, facilities, field service and more. We deliver a ‘lights-out, light-speed’ experience through our enterprise cloud – built to manage everything as a service. To find out how, visit www.servicenow.com.

ServiceNow, Knowledge and the ServiceNow logo are registered trademarks of ServiceNow. All other brand and product names are trademarks or registered trademarks of their respective holders.

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

Revenues:
Subscription	$200,461	$132,724	$380,368	$250,099
Professional services and other	46,255	34,033	78,312	55,748
Total revenues	246,716	166,757	458,680	305,847
Cost of revenues (1):
Subscription	45,392	33,243	87,836	64,432
Professional services and other	34,325	25,695	68,780	47,620
Total cost of revenues	79,717	58,938	156,616	112,052
Gross profit	166,999	107,819	302,064	193,795
Operating expenses (1):
Sales and marketing	136,574	91,937	246,631	161,353
Research and development	53,276	35,439	103,124	66,549
General and administrative	30,384	24,914	59,776	46,545
Total operating expenses	220,234	152,290	409,531	274,447
Loss from operations	(53,235)	(44,471)	(107,467)	(80,652)
Interest and other expense, net	(7,186)	(5,231)	(10,060)	(11,194)
Loss before provision for income taxes	(60,421)	(49,702)	(117,527)	(91,846)
Provision for income taxes	1,504	661	2,491	1,828
Net loss	$(61,925)	$(50,363)	$(120,018)	$(93,674)
Net loss per share - Basic and Diluted	$(0.40)	$(0.35)	$(0.78)	$(0.65)
Weighted-average shares used to compute net loss per share - Basic and Diluted	154,465,367	144,456,675	153,041,433	143,267,181

(1) Includes total stock-based compensation expense for stock-based awards as follows:
	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Cost of revenues:
Subscription	$6,067	$3,825	$11,232	$6,901
Professional services and other	5,771	3,224	10,984	5,616
Sales and marketing	26,105	12,383	48,679	21,426
Research and development	17,935	10,452	33,573	18,291
General and administrative	10,468	7,720	19,952	14,599

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	June 30, 2015	December 31, 2014
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$325,354	$252,455
Short-term investments	397,170	416,336
Accounts receivable, net	143,206	159,171
Current portion of deferred commissions	44,346	43,232
Prepaid expenses and other current assets	43,998	35,792
Total current assets	954,074	906,986
Deferred commissions, less current portion	28,193	29,453
Long-term investments	333,284	266,772
Property and equipment, net	124,902	104,237
Intangible assets, net	47,432	54,526
Goodwill	57,412	55,016
Other assets	18,014	8,089
Total assets	$1,563,311	$1,425,079

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$20,966	$17,829
Accrued expenses and other current liabilities	83,085	79,497
Current portion of deferred revenue	487,582	409,671
Total current liabilities	591,633	506,997
Deferred revenue, less current portion	15,112	12,567
Convertible senior notes, net	459,011	443,764
Other long-term liabilities	34,442	33,076
Stockholders’ equity	463,113	428,675
Total liabilities and stockholders’ equity	$1,563,311	$1,425,079

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

Cash flows from operating activities:
Net loss	$(61,925)	$(50,363)	$(120,018)	$(93,674)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	15,033	8,692	28,857	16,630
Amortization of premiums on investments	1,782	2,045	3,612	3,859
Amortization of deferred commissions	15,684	12,486	31,281	23,635
Amortization of debt discount and issuance costs	7,707	7,202	15,285	14,283
Stock-based compensation	66,346	37,604	124,420	66,833
Tax benefit from employee stock plans	(597)	323	(597)	(617)
Other	(2,297)	(2,097)	(4,240)	(1,590)
Changes in operating assets and liabilities:
Accounts receivable	903	(2,071)	11,339	(2,098)
Deferred commissions	(17,432)	(14,734)	(32,832)	(27,966)
Prepaid expenses and other assets	10,861	7,809	(8,026)	(1,101)
Accounts payable	1,628	(1,099)	1,634	10,976
Deferred revenue	34,696	21,140	90,557	63,312
Accrued expenses and other liabilities	7,199	15,122	5,682	(6,206)
Net cash provided by operating activities	79,588	42,059	146,954	66,276
Cash flows from investing activities:
Purchases of property and equipment	(15,121)	(16,437)	(41,820)	(27,405)
Acquisition, net of cash acquired	—	—	(1,100)	—
Purchases of investments	(199,132)	(106,456)	(331,496)	(241,312)
Sale of investments	88,950	43,365	138,362	68,893
Maturities of investments	70,274	22,500	146,660	67,168
Purchase of strategic investment	(10,000)	—	(10,000)	—
Restricted cash	35	—	66	(55)
Net cash used in investing activities	(64,994)	(57,028)	(99,328)	(132,711)
Cash flows from financing activities:
Proceeds from employee stock plans	11,210	6,966	41,684	29,180
Taxes paid related to net share settlement of equity awards	(11,711)	(369)	(12,446)	(369)
Tax benefit from employee stock plans	597	(323)	597	617
Net cash provided by financing activities	96	6,274	29,835	29,428
Foreign currency effect on cash and cash equivalents	2,683	50	(4,562)	(21)
Net increase/(decrease) in cash and cash equivalents	17,373	(8,645)	72,899	(37,028)
Cash and cash equivalents at beginning of period	307,981	337,920	252,455	366,303
Cash and cash equivalents at end of period	$325,354	$329,275	$325,354	$329,275

Calculation of free cash flows (a non-GAAP measure):
Net cash provided by operating activities	$79,588	$42,059	$146,954	$66,276
Purchases of property and equipment	(15,121)	(16,437)	(41,820)	(27,405)
Free cash flows	$64,467	$25,622	$105,134	$38,871

ServiceNow, Inc.
Results of Operations GAAP to Non-GAAP Reconciliation
(in thousands except share and per share data)
(Unaudited)

				Constant currency growth rates (1)
	Three Months Ended		Growth rates		Six Months Ended
	June 30, 2015	June 30, 2014			June 30, 2015	June 30, 2014

Revenues:
GAAP subscription revenues	$200,461	$132,724			$380,368	$250,099
GAAP professional services and other revenues	46,255	34,033			78,312	55,748
GAAP total revenues	246,716	166,757	48%	59%	458,680	305,847
Change in deferred revenue from Consolidated Statements of Cash Flows	34,696	21,140			90,557	63,312
Non-GAAP billings	$281,412	$187,897	50%	62%	$549,237	$369,159

Cost of revenues:
GAAP subscription cost of revenues	$45,392	$33,243			$87,836	$64,432
Add back:
Stock-based compensation	(6,067)	(3,825)			(11,232)	(6,901)
Amortization of purchased intangibles (2)	(2,743)	(387)			(5,499)	(748)
Non-GAAP subscription cost of revenues	$36,582	$29,031			$71,105	$56,783

GAAP professional services and other cost of revenues	$34,325	$25,695			$68,780	$47,620
Add back:
Stock-based compensation	(5,771)	(3,224)			(10,984)	(5,616)
Non-GAAP professional services and other cost of revenues	$28,554	$22,471			$57,796	$42,004

Gross profit:
Non-GAAP subscription gross profit	$163,879	$103,693			$309,263	$193,316
Non-GAAP professional services and other gross profit	17,701	11,562			20,516	13,744
Non-GAAP gross profit	$181,580	$115,255			$329,779	$207,060

Operating expenses:
GAAP sales and marketing expenses	$136,574	$91,937			$246,631	$161,353
Add back:
Stock-based compensation	(26,105)	(12,383)			(48,679)	(21,426)
Amortization of purchased intangibles (2)	(145)	(52)			(291)	(104)
Acquisition and other related costs (2)	—	(1)			—	(1)
Non-GAAP sales and marketing expenses	$110,324	$79,501			$197,661	$139,822

GAAP research and development expenses	$53,276	$35,439			$103,124	$66,549
Add back:
Stock-based compensation	(17,935)	(10,452)			(33,573)	(18,291)
Acquisition and other related costs (2)	—	(21)			—	(21)
Non-GAAP research and development expenses	$35,341	$24,966			$69,551	$48,237

GAAP general and administrative expenses	$30,384	$24,914			$59,776	$46,545
Add back:
Stock-based compensation	(10,468)	(7,720)			(19,952)	(14,599)
Amortization of purchased intangibles (2)	—	(5)			—	(10)
Acquisition and other related costs (2)	—	(701)			—	(701)
Non-GAAP general and administrative expenses	$19,916	$16,488			$39,824	$31,235

GAAP total operating expenses	$220,234	$152,290			$409,531	$274,447
Add back:
Stock-based compensation	(54,508)	(30,555)			(102,204)	(54,316)
Amortization of purchased intangibles (2)	(145)	(57)			(291)	(114)
Acquisition and other related costs (2)	—	(723)			—	(723)
Non-GAAP total operating expenses	$165,581	$120,955			$307,036	$219,294

Income (loss) from operations:
GAAP loss from operations	$(53,235)	$(44,471)			$(107,467)	$(80,652)
Add back:
Stock-based compensation	66,346	37,604			124,420	66,833
Amortization of purchased intangibles (2)	2,888	444			5,790	862
Acquisition and other related costs (2)	—	723			—	723
Non-GAAP income (loss) from operations	$15,999	$(5,700)			$22,743	$(12,234)

Interest and other expense, net
GAAP interest and other expense, net	$(7,186)	$(5,231)			$(10,060)	$(11,194)
Add back:
Amortization of debt discount and issuance costs for the convertible senior notes	7,707	7,202			15,285	14,283
Non-GAAP interest and other expense, net	$521	$1,971			$5,225	$3,089

Income/ (loss) before provision for income taxes
GAAP loss before provision for income taxes	$(60,421)	$(49,702)			$(117,527)	$(91,846)
Add back:
Stock-based compensation	66,346	37,604			124,420	66,833
Amortization of purchased intangibles (2)	2,888	444			5,790	862
Acquisition and other related costs (2)	—	723			—	723
Amortization of debt discount and issuance costs for the convertible senior notes	7,707	7,202			15,285	14,283
Non-GAAP income (loss) before provision for income taxes	$16,520	$(3,729)			$27,968	$(9,145)

Provision for income taxes:
GAAP provision for income taxes	$1,504	$661			$2,491	$1,828
Add back:
Income tax expense effects related to the above adjustments (2)	7,730	5,004			15,743	$9,685
Non-GAAP provision for income taxes	$9,234	$5,665			$18,234	$11,513

Net income (loss):
GAAP net loss	$(61,925)	$(50,363)			$(120,018)	$(93,674)
Add back:
Stock-based compensation	66,346	37,604			124,420	66,833
Amortization of purchased intangibles (2)	2,888	444			5,790	862
Acquisition and other related costs (2)	—	723			—	723
Amortization of debt discount and issuance costs for the convertible senior notes	7,707	7,202			15,285	14,283
Income tax expense effects related to the above adjustments (2)	(7,730)	(5,004)			(15,743)	(9,685)
Non-GAAP net income (loss)	$7,286	$(9,394)			$9,734	$(20,658)

Net income (loss) per share - basic and diluted:
GAAP net loss per share - basic and diluted	$(0.40)	$(0.35)			$(0.78)	$(0.65)
Non-GAAP net income (loss) per share - basic	$0.05	$(0.07)			$0.06	$(0.14)
Non-GAAP net income (loss) per share - diluted	$0.04	$(0.07)			$0.06	$(0.14)

Weighted-average shares used to compute net income (loss) per share - basic	154,465,367	144,456,675			153,041,433	143,267,181

GAAP weighted-average shares used to compute net loss per share - diluted	154,465,367	144,456,675			153,041,433	143,267,181
Effect of dilutive securities (stock options, restricted stock units and common stock subject to repurchase)	13,613,976	—			14,275,802	—
Non-GAAP weighted-average shares used to compute net income per share - diluted	168,079,343	144,456,675			167,317,235	143,267,181

(1)

Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

(2)

The Non-GAAP amounts presented for the three and six months ended June 30, 2014 have been revised to exclude the amortization of purchased intangibles, acquisition and other related costs and their related tax effects associated with an acquisition completed in 2013.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of June 30, 2015. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. More information on potential factors that could affect the company’s financial results is included from time to time in the company’s public reports filed with the SEC, including the company's Annual Report on Form 10-K filed on February 27, 2015 and the company's Form 10-Q for the quarter ended June 30, 2015 to be filed with the SEC. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

	Three Months Ended	Three Months Ended	Growth rates	Constant currency growth rates (1)
	September 30, 2015	September 30, 2014

Non-GAAP billings	$280 - $285 million	$208 million	35% - 37%	42% - 45%

Change in deferred revenue from Consolidated Statements of Cash Flows	28 million	29 million

GAAP revenue	$252 - $257 million	$179 million	41% - 44%	49% - 52%

Non-GAAP subscription gross margin	80%

Stock-based compensation expense	(2%)

Amortization of acquired intangible assets	(1%)

GAAP subscription gross margin	77%

Non-GAAP professional services and other gross margin	14%

Stock-based compensation expense	(2%)

GAAP professional services and other gross margin	12%

Non-GAAP total gross margin	71%

Stock-based compensation expense	(6%)

GAAP total gross margin	65%

Non-GAAP operating margin	8%

Stock-based compensation expense	(27%)

Amortization of acquired intangible assets	(1%)

GAAP operating margin	(20%)

Non-GAAP free cash flows	$35 million

Purchases of property and equipment	25 million

GAAP net cash provided by operating activities	$60 million

	Twelve Months Ended	Twelve Months Ended	Growth rates	Constant currency growth rates (1)
	December 31, 2015	December 31, 2014
Non-GAAP billings	$1,200 million	$851 million	41%	49%

Change in deferred revenue from cash flow	200 - 215 million	168 million

GAAP revenue	$985 - $1,000 million	$683 million	44% - 47%	52% - 55%

(1)

Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

CONTACT:
ServiceNow
Media Contacts:
Candice Garmoe, 408-450-7287
press@servicenow.com
Colleen Haikes, 408-816-2592
press@servicenow.com
Investor Contact:
ir@servicenow.com